UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 August 13, 2003


                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                                   74-2584033
(Commission File Number)               (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

                         Registrant's telephone number,
                              including area code:
                                  210-490-4788

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


            (c)  Exhibits.

            EXHIBIT
            NUMBER                                        DESCRIPTION
            -------                                       -----------

            99.1                          Press Release dated August 13, 2003.

Item 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 13, 2003, Abraxas issued a press release announcing its results of operations and financial condition for the fiscal quarter ended August 2, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with SEC Release No. 33-8176, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition." The Company's press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ABRAXAS PETROLEUM CORPORATION



                                 By:  __/s/Chris Williford__________
                                      Chris Williford
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer


Dated:    August 13, 2003

                                                                   Exhibit 99.1


                                  NEWS RELEASE


              ABRAXAS REPORTS 2003 SECOND QUARTER FINANCIAL RESULTS
                First Full Quarter After Canadian Property Sales

SAN ANTONIO, TX (August 13, 2003) - Abraxas Petroleum Corporation (AMEX:ABP) today reported results for the second quarter of 2003, the first full quarter impacted by the sale of its Canadian subsidiaries and related financial transactions completed in January 2003. Significant results of the quarter and items that impacted Q2 results include:

     o $2.3 million loss for Q2 2003 ($0.07 per share) compared to $95.7 million loss in Q2 2002 ($3.19 per share);
     o   Cash flow* for the quarter totaled $4.1 million;
     o   EBITDA* of $5.0 million;
     o   Q2 2003 includes $757,000 of non-cash stock based compensation expense;
     o Q2 2003 results include $930,000 of cash interest expense and $2.9 million of non-cash interest costs;
     o Natural gas price realization was $5.11 per Mcf in 2003 compared to $2.44 per Mcf in 2002; and
     o 2002 results include the impact of oil and gas properties sold subsequent to Q2 2002.

                    * See attached Reconciliation of Non-GAAP Financial
Measures.

The second quarter of 2003 represents the first full quarter of operations since the sale of the Company's Canadian subsidiaries in January 2003 and the related financial transactions also concluded in January. While downsizing the Company with the property sales, the 2003 Q2 results reflect the corresponding reductions in debt and interest costs, including a significant portion of the Company's future interest costs being paid in additional notes as opposed to cash.

Second Quarter Operations Update:

The Company believes that the effect of property sales, including the sale of the Company's Canadian subsidiaries in January 2003, make year-to-year comparisons not meaningful. A comparison to Q1 2003 shows second quarter production declined from 20.1 MMcfepd to 18.1 MMcfepd, which was in line with Company projections and guidance. This decline was expected due to natural declines and seasonal delays associated with spring breakup in Canada. Lease operating costs and G&A costs, at $1.25 and $.75 respectively per Mcfe, remain within the Company's projections on an annual basis.

The Company incurred $5.6 million in capital costs for the second quarter, related to the drilling of five wells. Two wells were drilled during the quarter on Canadian acreage, one in the Peace River Arch area of western Alberta, currently awaiting tie-in, and the second in the Caroline area of southwestern Alberta. The Caroline well was drilled pursuant to a farmout agreement with PrimeWest Energy, Inc., the buyer of the Company's former Canadian subsidiaries in January 2003. This latest well has been drilled and is currently awaiting completion. In U.S. operations, three wells spudded during the quarter, one in south Texas and two in west Texas. The south Texas well was placed on production late in Q2 with both west Texas wells still in drilling operations. An EOG operated Montoya well spudded in Q1, with Abraxas holding a 20% working interest, was placed on production late in the second quarter and is currently producing about 4.5 MMcf per day.


Key quarterly results are summarized below:

                                                            (Amounts in thousands)
                                                            2003                  2002
                                                            ----                  ----
                Revenues                                  $8,430               $14,235
                Operating Income (Loss)                    1,927             (115,879)
                Net Income (Loss)                        (2,346)              (95,690)
                Earnings (Loss) Per Share                  (.07)                (3.19)
                EBITDA *                                   4,985                 9,226
                Average Oil Price (after hedge)            28.53                 23.47
                Average Gas Price (after hedge)             5.11                  2.44
                Total Assets                             122,069               188,497

                  * See attached Reconciliation of Non-GAAP Financial Measures.

Abraxas invites your participation in a conference call on Friday, August 15, at 10:00 am CDT to discuss the contents of this release and respond to questions. Please call 1-888-855-5428 between 9:50 and 10:00 am CDT, passcode code 475788, if you would like to participate in the call. There will be a replay of the conference call available by calling 1-888-203-1112, passcode code 475788, beginning at 1:00 pm CDT on August 15, 2003

Abraxas Petroleum Corporation is a San Antonio-based crude oil and natural gas exploitation and production company. The Company operates in Texas, Wyoming and western Canada.

Safe Harbor for forward-looking statement: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by the Company for crude oil and natural gas and our ability to sell certain assets in a timely manner to support liquidity needs. In addition, the Company's future crude oil and natural gas production is highly dependent upon the Company's level of success in acquiring or finding additional reserves. Further, the Company operates in an industry sector where securities values are highly volatile and may be influenced by economic and other factors beyond the Company's control. In the context of forward-looking information provided for in this release, reference is made to the discussion of risk factors detailed in the Company's filing with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Janice Herndon/Manager Corp. Communications
Telephone 210-490-4788
jherndon@abraxaspetroleum.com
www.abraxaspetroleum.com



                          ABRAXAS PETROLEUM CORPORATION
                               QUARTER-END RESULTS
                                   (UNAUDITED)
                                                            Three Months                  Six Months
(In thousands except per share data)                       Ended June 30,               Ended June 30,

                                                           2003           2002(1)         2003        2002(1)
                                                           ----           -------         ----        -------
                    Operations Data:
Revenues                                                 $8,430           $14,235      $21,541        $26,042
Cash Flow(Before Working Capital Changes)(2)              4,055               702       12,133        (1,598)
Net Income(Loss)(3)                                     (2,346)          (95,690)       60,356      (104,389)
Net Income(Loss)  Per Share                               (.07)            (3.19)         1.73         (3.48)
Weighted Ave. Shares Outstanding                           35.6              30.0                        30.0
                                                                                          34.9

                   Production:
Crude Oil (BPD)                                             636               826          681            825
NGL (BPD)                                                                     676          141            717
                                                        58
Natural Gas (MCFPD)                                      13,977                         17,885         45,254
                                                                      46,350
MMCFEPD                                                    18.1              55.4         22.8           54.5

          Prices (net of hedge impact):
Crude Oil ($/BBL)                                        $28.53            $23.47       $31.03         $20.08
NGL's ($/BBL)                                             22.10             17.73                       15.11
                                                                                         24.64
Natural Gas ($/MCF)                                        5.11              2.44                        2.33
                                                                                          5.12
Price per MCFE                                             5.00              2.61         5.09           2.44

                    Expenses:
Lease Operating ($/MCFE)                                  $1.25              $.67                        $.74
                                                                                         $1.16
General & Administrative ($/MCFE)                           .75               .29                         .32
                                                                                           .64
Cash Interest ($/MCFE)                                      .57              1.74          .58           1.74
Total Interest ($/MCFE)                                    2.32              1.74         2.27           1.74
D/D/A ($/MCFE)                                             1.39              1.81         1.32           1.61

(1) 2002 Results include impact from Canadian operations sold in January, 2003.
(2) See attached Reconciliation of Non-GAAP Financial Measures.
(3) Net loss for 2002 includes a $116 million proved property impairment due to lower realized prices at period end.

                          Balance Sheet Data (In $000s)

                                                     June 30, 2003       December 31, 2002
Cash                                                        $2,099                  $4,882
Working Capital (Deficit)(1)                                (3,537)                 (2,109)
Plant/Property/Equipment, Net                              106,597                 150,394
Total Assets                                               122,069                 181,425

Long-Term Debt                                             176,646                 236,943
Shareholders Equity (Deficit)                              (69,542)               (142,254)
Common Shares Outstanding (Millions)                          35.6                    30.1

     (1) 12/31/2002 working capital excludes current portion of long-term debt of $63.5 million.



                          Abraxas Petroleum Corporation
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
                      (in thousands except per share data)

                                                            Three Months Ended June 30,            Six Months Ended June 30,
                                                               2003               2002              2003               2002
                                                        ------------------- ----------------- ----------------- -------------------

Revenue:
   Oil and gas production revenues ...................     $       8,261       $    13,143       $     21,033      $      24,029
                                                                                                              $
   Gas processing revenues ...........................                 -               741                132              1,411
   Rig revenues ......................................               158               193                339                344
   Other  ............................................                11               158                 37                258
                                                        ------------------- ----------------- ----------------- -------------------
                                                                   8,430            14,235             21,541             26,042
Operating costs and expenses:
   Lease operating and production taxes ..............             2,066             3,353              4,792              7,262
   Depreciation, depletion, and amortization .........             2,301             9,110              5,443             15,924
   Proved property impairment.........................                 -           115,995                  -            115,995
   Rig operations ....................................               148               175                314                296
   General and administrative ........................             1,231             1,481              2,627              3,179
   General and administrative (Stock-based
     compensation) ...................................               757                 -                792                  -
                                                        ------------------- ----------------- ----------------- -------------------
                                                                   6,503           130,114             13,968            142,656
                                                        ------------------- ----------------- ----------------- -------------------
Operating income (loss) ..............................             1,927          (115,879)             7,573           (116,614)

Other (income) expense:
   Interest income ...................................                (7)               (8)               (17)               (41)
   Interest expense ..................................             3,846             8,761              9,010             17,174
   Amortization of deferred financing fee ............               434               431                811                858
   Financing cost.....................................                 -                 -              3,601                  -
   Gain on sale of foreign subsidiaries...............                 -                 -            (66,960)                 -
   Other expense .....................................                 -                 -                  -                  -
                                                        ------------------- ----------------- ----------------- -------------------
                                                                   4,273             9,184            (53,555)            17,991
                                                        ------------------- ----------------- ----------------- -------------------
Earnings (loss) before cumulative effect of
   accounting change and taxes ....................               (2,346)         (125,063)            61,128           (134,605)

Cumulative effect of accounting change................                 -                 -               (395)                 -
Income tax (expense) benefit..........................                 -            29,373               (377)            30,216
                                                        ------------------- ----------------- ----------------- -------------------
Net earnings (loss)................................        $      (2,346)     $    (95,690)      $     60,356      $    (104,389)
                                                        =================== ================= ================= ===================

Basic earnings (loss) per common share:
   Net earnings (loss).............................        $       (0.07)      $       (3.19)    $        1.74     $       (3.48)
   Cumulative effect of accounting change..........                    -                   -             (0.01)              -
                                                        ------------------- ----------------- ----------------- -------------------
Net earnings (loss) per common share - basic.......        $       (0.07)      $       (3.19)    $        1.73     $       (3.48)
                                                        =================== ================= ================= ===================

Diluted earnings (loss) per common share:
   Net earnings (loss).............................        $       (0.07)      $       (3.19)    $        1.72     $       (3.48)
   Cumulative effect of accounting change..........                    -                   -             (0.01)              -
                                                        ------------------- ----------------- ----------------- -------------------
Net earnings (loss) per common share - diluted.....        $       (0.07)      $       (3.19)    $        1.71     $       (3.48)
                                                        =================== ================= ================= ===================


                  Reconciliation of Non-GAAP Financial Measures


To fully assess Abraxas' operating results, management believes that, although not prescribed under generally accepted accounting principles ("GAAP"), discretionary cash flow and EBITDA are appropriate measures of Abraxas' ability to satisfy capital expenditure obligations and working capital requirements. Cash flow and EBITDA are non-GAAP financial measures as defined under SEC rules. Abraxas' cash flow and EBITDA should not be considered in isolation or as a substitute for other financial measurements prepared in accordance with GAAP or as a measure of the Company's profitability or liquidity. As cash flow and EBITDA exclude some, but not all, items that affect net income and may vary among companies, the cash flow and EBITDA presented below may not be comparable to similarly titled measures of other companies. Management believes that operating income (loss) calculated in accordance with GAAP is the most directly comparable measure most similar to cash flow and EBITDA.


Cash flow is defined as operating income (loss) plus depletion, depreciation and amortization expense, non-cash expenses, cash gains (losses) on the settlement of non-hedge derivatives and cash portion of other income (expense) and cash interest. The following table provides a reconciliation of cash flow to operating income (loss) for the periods presented.

                                               Three Months Ended June 30,           Six Months Ended June 30,
                                                   2002              2003           2002                2003

     Operating income (loss)                   $(115,879)            $1,927          $(116,614)        $7,573
     Depletion, depreciation and amortization      9,110              2,301             15,924          5,443
     Non-cash stock based comp. expense                -                757                  -            793
     Proved Property Impairment                  115,995                  -            115,995              -
     Cash interest                                (8,523)              (930)           (16,903)        (1,676)
        Cash Flow                                   $702             $4,055           $ (1,598)       $12,133


EBITDA is defined as net income (loss) plus interest expense, depletion, depreciation and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of EBITDA to operating income (loss) for the periods presented.

                                                 Three Months Ended June 30,       Six Months Ended June 30,
                                                       2002             2003        2002                2003

     Operating income (loss)                        $(115,879)          $1,927     $(116,614)         $7,573
     Depletion, depreciation and amortization           9,110            2,301        15,924           5,443
     Proved Property Impairment                       115,995                -       115,995               -
     Non-cash stock based comp. expense                     -              757             -             793
         EBITDA                                        $9,226           $4,985       $15,305         $13,809
